                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07564

             Morgan Stanley California Quality Municipal Securities
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley California Quality Municipal Securities performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six months ended April 30, 2006

MARKET CONDITIONS

The U.S. economy navigated a number of challenges and continued to grow during the reporting period, with particular strong expansion in 2006. Although the Gulf Coast hurricanes resulted in unprecedented devastation, the negative impact on the economy was less far-reaching than many had originally anticipated. Even sharply higher energy prices failed to interrupt the positive economic momentum.

In 2006, developing weakness in the real estate sector and elevated commodity prices weighed on sentiment. Yet, strong manufacturing surveys, buoyant consumer confidence and positive employment data pointed toward steady growth in real gross domestic product. While sustained higher energy costs began to push some prices upward, headline measures of inflation remained largely stable.

Given the economy's solid growth, the Federal Open Market Committee (the "Fed") continued to raise the federal funds target rate. Through four increases of 25 basis points each, the Fed brought the rate from 3.75 percent to 4.75 percent during the period. Yields on short-term municipal bonds followed the target rate and rose steadily. In contrast, the yields of long-term bonds initially declined before moving higher in April. Representative yields on 30-year AAA rated municipal bonds declined from 4.60 percent in October 2005 to a low of 4.30 percent in February, before ending the period at 4.55 percent. Accordingly, the slope of the municipal yield curve continued to flatten as the difference between short-term and long-term interest rates narrowed. In this environment, the benefits of leveraged investment strategies were less pronounced. (Leverage involves borrowing at short-term rates to purchase longer-term securities, thereby taking advantage of the differential between short- and long-term yields.)

Investors' quest for yield favored lower-quality bonds over high-grade issues and kept credit spreads relatively tight. (Credit spreads measure the incremental yield investors require to assume additional credit risk. When credit spreads tighten, lower-rated issues typically outperform high-grade issues.)

Demand for municipal bonds strengthened among individual and institutional investors alike. Meanwhile, municipal bond supply dropped significantly as the period progressed. New issue volume continued to be robust in the final months of 2005, supporting the record pace of issuance during the calendar year (more than $400 billion). However, volume in the first four months of 2006 fell by nearly 25 percent compared to the same period in 2005. The decline was largely attributable to a slowdown in refundings, which dropped by more than 55 percent as rising interest rates discouraged municipalities from refinancing debt. Improved fiscal conditions among state and local governments also contributed to less significant borrowing needs. Bonds backed by insurance fell to under 50 percent of issuance in 2006, from nearly 60 percent in 2005.

Reflecting declining supply and sustained demand, municipal bonds outperformed U.S. Treasuries with comparable maturities. That said, the relative attractiveness of tax-exempt bonds ebbed somewhat, and the 30-year municipal-to-Treasury yield ratio steadily declined from 97 to 88 percent. (The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. The higher the ratio, the greater the attractiveness of municipal yields relative to Treasury yields.)

The State of California continued to lead the nation in municipal issuance. Moreover, although new volume dipped during 2006, declines were not so steep as the national average. California's municipal market has benefited from the continued strengthening of its credit fundamentals; and the near-term credit outlook for the state is stable. California's large and diverse economy continued to grow and employment gains were in line with the national average. On the fiscal front, a rebound in capital gains and stock option taxes contributed to higher revenues. While his popularity has ebbed, Governor Schwarzenegger has nonetheless made progress advancing a number of his municipal funding proposals. The state still faces challenges, however, with budget deficits, pension funding litigation and immigration issues among the most significant.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2006, the net asset value (NAV) of Morgan Stanley California Quality Municipal Securities (IQC) decreased from $15.35 to $15.10 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.375 and a long-term capital gain distribution of $0.203635 per share, the Trust's total NAV return was 2.39 percent. IQC's value on the New York Stock Exchange (NYSE) moved from $14.43 to $14.33 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 3.36 percent. IQC's NYSE market price was at a 5.1 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 154,600 shares of common stock at a weighted average market discount of 5.53 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2006, declared in March, were unchanged at $0.0625 per share. The dividend reflects the current level of the Trust's net investment income. IQC's level of undistributed net investment income was $0.093 per share on April 30, 2006, versus $0.100 per share six months earlier.(1)

In anticipation of continued Fed tightening and generally higher interest rates, the Trust made modest ongoing adjustments to its portfolio to reduce volatility. For example, the Trust's interest rate sensitivity was positioned conservatively. At the end of April, the Trust's option-adjusted duration* was
11.9 years. This duration strategy tempered the Trust's total returns when rates declined, but helped total returns when rates rose.

Overall, the Trust maintained a high average credit quality with more than two-thirds of the bonds in the portfolio rated AA or higher as of the end of the period. The Trust slightly increased its exposure to A and BBB rated investment grade credits; this had a positive impact on performance as lower rated issues outperformed high-grade bonds. (High-grade bonds are rated AA and above.)

Purchases during the period included bonds with maturities in the 25- to 30-year range and defensive characteristics. Investments continued to emphasize essential service sectors such as education, transportation, and water and sewer. Reflecting a commitment to diversification, the Trust's net assets of approximately $191 million, including preferred shares, were invested among 12 long-term sectors and 57 credits.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.05 per share to common-share earnings. The Trust has three ARPS series totaling $55 million, representing 29 percent of net assets, including preferred shares at the end of the period. At the end of April weekly ARPS yields ranged from 3.50 to 3.55 percent compared to 2.35 to 2.45 percent at the end of October 2005.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline.

   TOP FIVE SECTORS*
   Water & Sewer                                       24.9%
   Tax Allocation                                      18.6
   Public Facilities                                   16.8
   General Obligation                                  15.3
   Hospital                                            14.4

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             57.7%
   Aa/AA                                               10.2
   A/A                                                 23.5
   Baa/BBB                                              5.8
   N/R                                                  2.8

* Does not include outstanding short futures contracts with an underlying face amount of $2,639,453 with unrealized depreciation of $2,022.

Data as of April 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2006


WEIGHTED AVERAGE MATURITY: 21 YEARS(A)

0-5                                                                                1
6-10                                                                               7
11-15                                                                             11
16-20                                                                             21
21-25                                                                             39
26-30                                                                             16
31+                                                                                5

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.



Portfolio structure is subject to change.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2006


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS

2006(a)                                                                            8
2007                                                                               4
2008                                                                               3
2009                                                                               1
2010                                                                               3
2011                                                                              18
2012                                                                              11
2013                                                                              24
2014                                                                               8
2015                                                                              12
2016+                                                                              8

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.1%

2006(a)                                                                           5.5
2007                                                                              5.6
2008                                                                                5
2009                                                                              5.2
2010                                                                              5.6
2011                                                                              5.1
2012                                                                              4.9
2013                                                                              5.3
2014                                                                              5.2
2015                                                                              4.7
2016+                                                                             4.8

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 5.5% on 8% of the long-term portfolio that is callable in 2006.




     Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust's performance was competitive with that of its performance peer group.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (135.8%)
            General Obligation (15.3%)
            California,
$  5,000      Various Purpose Dtd 04/01/02............................  6.00 %   04/01/19   $  5,726,150
   1,375      Various Purpose Dtd 04/01/93............................  5.90     04/01/23      1,384,419
   2,000    Los Angeles Unified School District, Election of 2004 Ser
              2006 F (FGIC)...........................................  5.00     07/01/30      2,079,960
   6,900    Poway Unified School District, Election of 2002 Ser A
              (MBIA)..................................................  5.00     08/01/27      7,113,279
   3,360    San Francisco City & County, Laguna Honda Hospital Ser
              2005 I (FSA)............................................  5.00     06/15/30      3,455,861
   1,000    Washington Unified School District, 2004 Ser A (FGIC).....  5.00     08/01/21      1,040,270
                                                                                            ------------
--------
                                                                                              20,799,939
  19,635
                                                                                            ------------
--------
            Educational Facilities Revenue (12.8%)
   1,240    ABAG Finance Authority for Nonprofit Corporations,
              California School of Mechanical Art-Lick-Wilmeading High
              School Ser 2002.........................................  5.25     10/01/26      1,278,762
            California Educational Facilities Authority,
   2,000      Pitzer College Ser 2005 A...............................  5.00     04/01/30      2,014,960
   2,005      University of Redlands 2005 Ser A.......................  5.00     10/01/31      2,017,652
   1,000    California Infrastructure & Economic Development Bank, The
              Scripps Research Institute Ser 2005 A...................  5.00     07/01/29      1,024,710
            California State University,
   1,400      Ser 2003 A (FGIC).......................................  5.25     11/01/21      1,487,304
   1,200      Ser 2005 A (Ambac)......................................  5.00     11/01/35      1,239,096
   1,100    San Diego County, Burnham Institute for Medical Research
              Ser 2006 COPs...........................................  5.00     09/01/34      1,074,348
            University of California,
   2,000      Multi Purpose Ser Q (FSA)...............................  5.00     09/01/31      2,059,920
   5,000      Ser 2003 A (Ambac)......................................  5.00     05/15/33      5,144,850
                                                                                            ------------
--------
                                                                                              17,341,602
  16,945
                                                                                            ------------
--------
            Electric Revenue (13.9%)
            Los Angeles Department of Water & Power,
   3,000      2003 Ser A Subser A-2 (MBIA)**..........................  5.00     07/01/22      3,122,100
   2,000      2001 Ser A..............................................  5.00     07/01/24      2,027,080
   4,000    Modesto Irrigation District, Ser 2001 A COPs (FSA)........  5.00     07/01/31      4,077,880
            Santa Clara,
   2,610      Sub Ser 2003 A (MBIA)...................................  5.00     07/01/23      2,701,559
   2,735      Sub Ser 2003 A (MBIA)...................................  5.00     07/01/24      2,824,653
   2,000    Turlock Irrigation District, Refg 1998 Ser A (MBIA).......  5.00     01/01/26      2,056,600
   2,000    Puerto Rico Electric Power Authority, Ser NN..............  5.125    07/01/29      2,057,260
                                                                                            ------------
--------
                                                                                              18,867,132
  18,345
                                                                                            ------------
--------

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Hospital Revenue (14.4%)
            California Health Facilities Financing Authority,
$  2,555      Catholic Healthcare West 2004 Ser G.....................  5.25 %   07/01/23   $  2,651,937
   3,000      Cedars-Sinai Medical Center Ser 1997 A (MBIA)...........  5.25     08/01/27      3,106,620
   2,000      Cedars-Sinai Medical Center Ser 2005....................  5.00     11/15/34      2,013,680
   5,000    California Infrastructure & Economic Development Bank,
              Kaiser Hospital Ser 2001 A..............................  5.55     08/01/31      5,235,250
            California Statewide Community Development Authority,
   3,000      Adventist Health West 2005 Ser A........................  5.00     03/01/35      3,010,230
   1,000      Huntington Memorial Hospital Ser 2005...................  5.00     07/01/27      1,015,010
   2,500    Central California Joint Powers Health Financing
              Authority, Community Hospitals of Central California Ser
              2000 COPs...............................................  6.00     02/01/30      2,592,625
                                                                                            ------------
--------
                                                                                              19,625,352
  19,055
                                                                                            ------------
--------
            Industrial Development/Pollution Control Revenue (2.0%)
   2,500    California Pollution Control Financing Authority, San
--------      Diego Gas & Electric Co 1996 Ser A......................  5.90     06/01/14      2,782,550
                                                                                            ------------
            Mortgage Revenue - Single Family (2.5%)
   3,335    California Housing Finance Agency, Home 1993 Ser B........  5.65     08/01/14      3,338,368
                                                                                            ------------
--------
            Public Facilities Revenue (16.8%)
            California Public Works Board,
   1,000      Butterfield State Office 2005 Ser A.....................  5.25     06/01/30      1,042,150
   2,000      Mental Health 2004 Ser A................................  5.00     06/01/24      2,052,780
   2,965      Mental Health 2004 Ser A................................  5.00     06/01/25      3,039,214
   1,000    Capistrano Unified School District, Community Facilities
              District #98-2 Ladera Ser 2005 (FGIC)...................  5.00     09/01/29      1,029,650
   4,000    Irvine Unified School District, Community Facilities
              District #86-1 Ser 1998 (Ambac).........................  5.00     11/01/19      4,163,840
   2,000    Modesto Community Facilities District No 4-1, Ser 2006....  5.15     09/01/36      1,993,460
   3,000    Sacramento City Financing Authority, 2003 Capital Impr
              (Ambac).................................................  5.00     12/01/33      3,077,010
   2,000    San Jose Financing Authority, Civic Center Ser 2002 B
              (Ambac).................................................  5.00     06/01/37      2,039,660
   1,000    Simi Valley Public Financing Authority, Ser 2004 COPs
              (Ambac).................................................  5.00     09/01/30      1,027,040
            Puerto Rico Public Buildings Authority,
   3,000      Ser D (Ambac)...........................................  0.00++   07/01/30      2,343,300
   1,000      Ser J (Ambac) (Mandatory Tender 07/01/12)...............  5.00     07/01/36      1,050,550
                                                                                            ------------
--------
                                                                                              22,858,654
  22,965
                                                                                            ------------
--------

12
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (18.6%)
$  2,100    Burbank Public Financing Authority, Golden State
              Redevelopment 2003 Ser A (Ambac)........................  5.25 %   12/01/21   $  2,225,874
   1,000    Chula Vista Public Financing Authority, Ser A 2005
              (MBIA)..................................................  5.00     09/01/29      1,028,120
   1,000    Culver City Redevelopment Agency, Ser 2005 A (Ambac)......  5.00     11/01/25      1,034,660
   2,000    Milpitas Redevelopment Agency, Area #1 Ser 2003 (MBIA)....  5.00     09/01/22      2,068,760
   5,090    Poway Redevelopment Agency, Pagway Redev DRIVERS Ser 372
              (MBIA)..................................................  6.378++  06/15/11      5,658,553
   2,000    Riverside County Public Financing Authority, 2005
              (XLCA)..................................................  5.00     10/01/35      2,049,020
   7,000    Rosemead Redevelopment Agency, Project #1 Ser 1993 A......  5.60     10/01/33      7,003,430
   2,000    San Diego Redevelopment Agency, Centre City Ser 2004 A
              (XLCA)..................................................  5.00     09/01/23      2,066,680
   2,000    San Jose Redevelopment Agency, Merged Area Ser 2002
              (MBIA)..................................................  5.00     08/01/32      2,042,380
                                                                                            ------------
--------
                                                                                              25,177,477
  24,190
                                                                                            ------------
--------
            Transportation Facilities Revenue (7.6%)
   3,000    Bay Area Toll Authority, San Francisco Bay Area Toll
              Bridge 2006 Ser F.......................................  5.00     04/01/31      3,105,540
   3,000    Port of Oakland, Refg Ser N (AMT) (MBIA)..................  5.00     11/01/22      3,072,750
   4,000    San Jose, Airport Ser 2001 A (FGIC).......................  5.00     03/01/31      4,071,120
                                                                                            ------------
--------
                                                                                              10,249,410
  10,000
                                                                                            ------------
--------
            Water & Sewer Revenue (24.9%)
   2,000    California Department of Water Resources, Central Valley
              Ser Y (FGIC)............................................  5.25     12/01/19      2,131,220
   1,500    Eastern Municipal Water District, Water & Sewer Ser 2006 A
              COPs (FSA)..............................................  5.00     07/01/32      1,544,535
   4,000    Los Angeles Department of Water & Power, Water 2001 Ser
              A.......................................................  5.125    07/01/41      4,075,920
   2,000    Los Angeles, Wastewater Refg Ser 2003 B (FSA).............  5.00     06/01/22      2,081,120
   8,400    Metropolitan Water District of Southern California, 2003
              Ser B-2 (FGIC)..........................................  5.00     10/01/27      8,665,020
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Refg Ser 2001 (Ambac)........................  5.00     12/01/27      4,092,680
   2,000    San Diego County Water Authority, Ser 2004 A COPs (FSA)...  5.00     05/01/29      2,059,200
   4,000    San Diego Public Facilities Authority, Sewer Ser 1993 A...  5.25     05/15/20      4,001,720
   5,000    San Francisco Public Utilities Commission, Water Refg Ser
              A 2001 (FSA)............................................  5.00     11/01/31      5,112,200
                                                                                            ------------
--------
                                                                                              33,763,615
  32,900
                                                                                            ------------
--------
            Other Revenue (5.4%)
   5,000    California, Economic Recovery Ser 2004 A..................  5.00     07/01/16      5,284,050
   2,000    Golden State Tobacco Securitization Corporation, Enhanced
              Asset Backed Ser 2005 A.................................  5.00     06/01/45      2,013,720
                                                                                            ------------
--------
                                                                                               7,297,770
   7,000
                                                                                            ------------
--------

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Refunded (1.6%)
$  2,000    Riverside, Water Ser 2001 (FGIC)..........................  5.00 %   10/01/11+  $  2,144,600
--------
                                                                                            ------------
 178,870    Total California Tax-Exempt Municipal Bonds (Cost $179,271,655)..............    184,246,469
                                                                                            ------------
--------
            California Short-Term Tax-Exempt Municipal Obligation (1.0%)
   1,400    M-S-R Public Power Agency, San Juan Sub Lien Ser 1998 F
--------      (MBIA) (Demand 05/01/06) (Cost $1,400,000)..............  3.77*    07/01/22      1,400,000
                                                                                            ------------
$180,270    Total Investments (Cost $180,671,655) (a) (b)........................   136.8%     185,646,469
========
            Other Assets in Excess of Liabilities................................     3.7        5,029,586

            Preferred Shares of Beneficial Interest..............................   (40.5)     (55,000,000)
                                                                                    -----     ------------
            Net Assets Applicable to Common Shareholders.........................   100.0%    $135,676,055
                                                                                    =====     ============

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

  AMT    Alternative Minimum Tax.
 COPs    Certificates of Participation.
DRIVERS  Derivative Inverse Tax-Exempt Receipts.
   +     Refunded to call date shown.
  ++     Security is a "step-up" bond where the coupon increases on a predetermined future date.
  ++     Current coupon rate for residual interest bond. This rate
         resets periodically as the auction rate on the related
         security changes. Position in an inverse floating rate
         municipal obligation has a value of $5,658,553, which
         represents 4.2% of net assets applicable to common
         shareholders.
   *     Current coupon of variable rate demand obligation.
  **     A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to
         $15,000.
  (a)    Securities have been designated as collateral in an amount equal to $2,622,500 in connection with the open futures
         contracts.
  (b)    The aggregate cost for federal income tax purposes is
         $180,648,569. The aggregate gross unrealized appreciation is
         $5,474,858 and the aggregate gross unrealized depreciation is $476,958, resulting in net unrealized appreciation of
         $4,997,900.
Bond Insurance:
---------------
 Ambac   Ambac Assurance Corporation.
 FGIC    Financial Guaranty Insurance Company.
  FSA    Financial Security Assurance Inc.
 MBIA    Municipal Bond Investors Assurance Corporation.
 XLCA    XL Capital Assurance Inc.

14
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - APRIL 30, 2006 (UNAUDITED) continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2006:

NUMBER OF                        DESCRIPTION, DELIVERY           UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT               MONTH AND YEAR              AMOUNT AT VALUE   DEPRECIATION
-----------------------------------------------------------------------------------------------
    25         Short     U.S. Treasury Notes 10 year, June 2006    $(2,639,453)      $(2,022)
                                                                                     =======

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2006 (unaudited)

Assets:
Investments in securities, at value
  (cost $180,671,655).......................................  $185,646,469
Cash........................................................        42,036
Receivable from:
    Interest................................................     2,629,010
    Investments sold........................................     2,567,511
Prepaid expenses and other assets...........................        34,989
                                                              ------------
    Total Assets............................................   190,920,015
                                                              ------------
Liabilities:
Payable for:
    Common shares of beneficial interest repurchased........        87,418
    Investment advisory fee.................................        40,570
    Administration fee......................................        14,601
    Transfer agent fee......................................         4,039
    Variation margin........................................         2,022
Accrued expenses and other payables.........................        95,310
                                                              ------------
    Total Liabilities.......................................       243,960
                                                              ------------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 1,100 shares outstanding).................    55,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $135,676,055
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 8,984,835 shares
  outstanding)..............................................  $129,367,251
Net unrealized appreciation.................................     4,972,792
Accumulated undistributed net investment income.............       831,526
Accumulated undistributed net realized gain.................       504,486
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $135,676,055
                                                              ============
Net Asset Value Per Common Share
($135,676,055 divided by 8,984,835 common shares
outstanding)................................................        $15.10
                                                              ============

16
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For six months ended April 30, 2006

Net Investment Income:
Interest Income.............................................  $  4,608,264
                                                              ------------
Expenses
Investment advisory fee.....................................       259,893
Administration fee..........................................        77,005
Auction commission fees.....................................        68,076
Professional fees...........................................        24,745
Shareholder reports and notices.............................        15,905
Transfer agent fees and expenses............................        15,699
Auction agent fees..........................................        10,799
Registration fees...........................................         9,502
Custodian fees..............................................         4,641
Trustees' fees and expenses.................................         4,222
Other.......................................................        20,456
                                                              ------------
    Total Expenses..........................................       510,943

Less: expense offset........................................        (4,465)
                                                              ------------
    Net Expenses............................................       506,478
                                                              ------------
    Net Investment Income...................................     4,101,786
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
Investments.................................................       415,699
Futures contracts...........................................       353,975
                                                              ------------
    Net Realized Gain.......................................       769,674
                                                              ------------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................      (955,999)
Futures contracts...........................................      (267,196)
                                                              ------------
    Net Depreciation........................................    (1,223,195)
                                                              ------------
    Net Loss................................................      (453,521)
                                                              ------------
Dividends to preferred shareholders from net investment
  income....................................................      (780,664)
                                                              ------------
Net Increase................................................  $  2,867,601
                                                              ============

                                                                              17
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2006   OCTOBER 31, 2005
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  4,101,786      $  8,491,630
Net realized gain...........................................        769,674         2,792,879
Net change in unrealized appreciation/depreciation..........     (1,223,195)       (2,642,670)
Dividends to preferred shareholders from net investment
  income....................................................       (780,664)         (994,765)
                                                               ------------      ------------
    Net Increase............................................      2,867,601         7,647,074
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (3,403,579)       (7,754,110)
Net realized gain...........................................     (1,857,321)         --
                                                               ------------      ------------
    Total Dividends and Distributions.......................     (5,260,900)       (7,754,110)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (2,229,656)       (4,537,378)
                                                               ------------      ------------
    Net Decrease............................................     (4,622,955)       (4,644,414)
Net Assets Applicable to Common Shareholders
Beginning of period.........................................    140,299,010       144,943,424
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $831,526 and $913,983, respectively).....................   $135,676,055      $140,299,010
                                                               ============      ============

18
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006 aggregated $14,050,234 and $18,861,270, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,965. At April 30, 2006, the Trust had an accrued pension liability of $53,250 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("preferred shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                    AMOUNT IN              RESET         RANGE OF
SERIES  SHARES*    THOUSANDS*     RATE*     DATE     DIVIDEND RATES**
------  -------   -------------   -----   --------   ----------------
  1       260        $13,000      3.50%   05/02/06    2.099%- 3.50%
  2       240         12,000      3.55    05/04/06      2.15- 3.55
  3       600         30,000      3.50    05/02/06      2.00- 3.75

---------------------
    * As of April 30, 2006.
   ** For the six months ended April 30, 2006.

Subsequent to April 30, 2006 and up through June 2, 2006, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.80% to 3.55% in the aggregate amount of $174,519.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                      CAPITAL
                                                                                      PAID IN
                                                                            PAR      EXCESS OF
                                                               SHARES      VALUE     PAR VALUE
                                                              ---------   -------   ------------
Balance, October 31, 2004...................................  9,456,613   $94,566    136,039,717
Treasury shares purchased and retired (weighted average
  discount 7.76%)*+.........................................   (317,178)   (3,172)    (4,534,204)
                                                              ---------   -------   ------------
Balance, October 31, 2005...................................  9,139,435    91,394    131,505,513
Treasury shares purchased and retired (weighted average
  discount 5.53%)*..........................................   (154,600)   (1,546)    (2,228,110)
                                                              ---------   -------   ------------
Balance, April 30, 2006.....................................  8,984,835   $89,848   $129,277,403
                                                              =========   =======   ============

---------------------
   * The Trustees have voted to retire the shares purchased.
   + Includes permanent tax adjustment.

6. Dividends to Common Shareholders

On March 28, 2006, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD        PAYABLE
PER SHARE       DATE          DATE
---------   ------------  -------------
 $0.0625    May 5, 2006   May 19, 2006
 $0.0625    June 9, 2006  June 23, 2006

7. Expense Offset

The expense offset represents a reduction of custodian and transfer agent fees and expenses for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2006 (UNAUDITED) continued

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2005, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley California Quality Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                         FOR THE YEAR ENDED OCTOBER 31
                                              MONTHS ENDED       ---------------------------------------------------------------
                                             APRIL 30, 2006        2005          2004          2003          2002          2001
                                             --------------      --------      --------      --------      --------      -------
                                              (unaudited)
Selected Per Share Data:
Net asset value beginning of period........       $15.35           $15.33        $15.02        $14.95        $14.86       $13.96
                                                  ------           ------        ------        ------        ------       ------
Income (loss) from investment operations:
    Net investment income*.................         0.45             0.91          0.91          0.91          0.94         0.92
    Net realized and unrealized gain
    (loss).................................        (0.04)            0.01          0.40          0.05          0.01         0.79
    Common share equivalent of dividends
    paid to preferred shareholders.........        (0.09)           (0.11)        (0.09)        (0.07)        (0.10)       (0.16)
                                                  ------           ------        ------        ------        ------       ------
Total income from investment operations....         0.32             0.81          1.22          0.89          0.85         1.55
                                                  ------           ------        ------        ------        ------       ------
Less dividends and distributions from:.....
    Net investment income..................        (0.38)           (0.83)        (0.90)        (0.85)        (0.79)       (0.69)
    Net realized gain......................        (0.20)              --         (0.04)           --            --           --
                                                  ------           ------        ------        ------        ------       ------
Total dividends and distributions..........        (0.58)           (0.83)        (0.94)        (0.85)        (0.79)       (0.69)
                                                  ------           ------        ------        ------        ------       ------
Anti-dilutive effect of acquiring treasury
 shares*...................................         0.01             0.04          0.03          0.03          0.03         0.04
                                                  ------           ------        ------        ------        ------       ------
Net asset value, end of period.............       $15.10           $15.35        $15.33        $15.02        $14.95       $14.86
                                                  ======           ======        ======        ======        ======       ======
Market value, end of period................       $14.33           $14.43        $14.20        $13.72        $13.60       $13.50
                                                  ======           ======        ======        ======        ======       ======
Total Return+..............................         3.36%(1)         7.68%        10.60%         7.28%         6.65%       18.01%
Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense offset).....         0.73%(2)(3)      0.79%(3)      0.83%(3)      0.81%(3)      0.72%(3)     0.74%(3)
Net investment income before preferred
 stock dividends...........................         5.95%(2)         5.89%         6.01%         6.05%         6.38%        6.40%
Preferred stock dividends..................         1.13%(2)         0.69%         0.60%         0.49%         0.69%        1.11%
Net investment income available to common
 shareholders..............................         4.82%(2)         5.20%         5.41%         5.56%         5.69%        5.29%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands.................................     $135,676         $140,299      $144,943      $146,008      $149,213     $153,111
Asset coverage on preferred shares at end
 of period.................................          347%             355%          363%          365%          371%         378%
Portfolio turnover rate....................            8%(1)           18%           13%           46%           16%          24%

---------------------

    * The per share amounts were computed using an average number of common shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

24
                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
RESULTS OF SPECIAL SHAREHOLDER MEETING

A special meeting of shareholders for the Trust was held on October 26, 2005, and subsequently adjourned until February 15, 2006 with respect to the proposals set forth below, the voting results with respect to these proposals were as follows:

(1) Approval of a modification to the Trust's investment policies to enable the Trust to invest at least 80% of its total assets in Municipal Obligations, including Municipal Bonds which are rated in the four highest investment grades by Moody's Investor Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality:

                                                                 FOR            AGAINST         ABSTAIN
                                                              -----------------------------------------
Common Shareholders.........................................  4,253,572         355,019         342,499
Preferred Shareholders......................................        576              26              86

(2) Approval of a modification to the Trust's investment policies to enable the Trust to invest up to 20% of its assets in either taxable or tax-exempt securities, including 5% in Municipal Obligations rated below investment grade by Moody's Investor Services, Inc., Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or, if not rated, are determined by the Investment Adviser to be of comparable quality:

                                                                 FOR            AGAINST         ABSTAIN
                                                              -----------------------------------------
Common Shareholders.........................................  3,886,574         700,058         364,458
Preferred Shareholders......................................        576              26              86

(3) Approval of a modification to the investment policies of the Trust designating the Trust's investment policies as non-fundamental policies of the
Trust:

                                                                 FOR            AGAINST         ABSTAIN
                                                              -----------------------------------------
Common Shareholders.........................................  3,707,634         701,681         541,775
Preferred Shareholders......................................        579              26              83

Morgan Stanley California Quality Municipal Securities
REVISED INVESTMENT POLICY

On August 24, 2005, the Trustees of Morgan Stanley California Quality Municipal Securities (the "Trust") approved a change to the Trust's investment policy with respect to inverse floating rate municipal obligations whereby the Trust now would be permitted to invest up to 15% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
California Quality
Municipal Securities

Semiannual Report
April 30, 2006

[MORGAN STANLEY LOGO]

IQCRPT-38581RPT-RA06-00490P-Y04/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                        (d) Maximum Number
                                                                        (or Approximate
                      (a) Total                  (c) Total Number of    Dollar Value) of
                      Number of    (b) Average   Shares (or Units)      Shares (or Units)
                      Shares (or   Price Paid    Purchased as Part of   that May Yet Be
                      Units)       per Share     Publicly Announced     Purchased Under the
Period                Purchased    (or Unit)     Plans or Programs      Plans or Programs
------                ----------   -----------   --------------------   -------------------
November 1, 2005 -
November 30, 2005        18,600      $14.3494             N/A                   N/A
December 1, 2005 --
December 31, 2005        26,300      $14.2375             N/A                   N/A
January 1, 2006 --
January 31, 2006         34,800      $14.5233             N/A                   N/A
February 1, 2006 --
February 28, 2006        23,600      $14.4202             N/A                   N/A
March 1, 2006 --
March 31, 2006           23,500      $14.5830             N/A                   N/A
April 1, 2006 --
April 30, 2006           27,800      $14.3848             N/A                   N/A
Total                   154,600      $14.4164             N/A                   N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Quality Municipal Securities


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 20, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
June 20, 2006